Exhibit 99.1

SuRo Capital Corp. Reports Second Quarter 2025 Financial Results

Ongoing Net Asset Value Growth Driven by AI-Focused Investments

Net Asset Value of $9.18 Per Share as of June 30, 2025

NEW YORK, NY, August 6, 2025 (GLOBE NEWSWIRE) – SuRo Capital Corp. (“SuRo Capital”, the “Company”, “we”, “us”, and “our”) (Nasdaq: SSSS) today announced its financial results for the second quarter ended June 30, 2025. Net assets totaled approximately $219.4 million, or $9.18 per share, at June 30, 2025, as compared to $6.66 per share, at March 31, 2025 and $6.94 per share at June 30, 2024.

“The second quarter of 2025 marked SuRo Capital’s strongest performance since our inception, highlighted by a greater than 35% increase in NAV per share,” said Mark Klein, Chairman and Chief Executive Officer of SuRo Capital. “This exceptional growth was fueled by broad market recognition of the value being created by AI infrastructure companies. CoreWeave’s successful IPO and strong post-IPO trading were key drivers of this appreciation. In addition, OpenAI’s historic $40 billion capital raise at a $300 billion post-money valuation—the largest private financing ever for a technology company—further validated the demand for transformative AI platforms. We also saw encouraging activity elsewhere across the portfolio. Canva is reportedly preparing for a secondary tender at a $37 billion valuation, and Colombier Acquisition Corp. II completed its merger with GrabAGun, further building on SuRo Capital’s SPAC sponsor strategy success,” Klein added.

Mr. Klein continued, “Beyond these marquee events, we remain focused on investing in the next generation of category-defining companies. In April, we deployed $5 million into Plaid through a wholly owned SPV. Plaid is a foundational fintech platform that connects financial applications to consumers, reaching an estimated one in every two adults in the U.S.”

“As a result of this strong performance and momentum across our portfolio, our Board of Directors declared an initial cash dividend of $0.25 per share. This dividend is driven by successful monetizations of SuRo Capital’s public securities. Based on current portfolio activity and subject to Board approval, we intend to announce additional distributions throughout the remainder of the year,” Mr. Klein concluded.

Investment Portfolio as of June 30, 2025

At June 30, 2025, SuRo Capital held positions in 36 portfolio companies – 33 privately held and 3 publicly held – with an aggregate fair value of approximately $243.8 million. The Company’s top five portfolio company investments accounted for approximately 53% of the total portfolio at fair value as of June 30, 2025.

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Top Five Investments as of June 30, 2025

Portfolio Company ($ in millions)	Cost Basis	Fair Value	% of Total Portfolio
CW Opportunity 2 LP(1)	$15.2	$40.9	16.8%
ARK Type One Deep Ventures Fund LLC(2)	17.7	27.8	11.4
Whoop, Inc.	11.0	23.7	9.7
Colombier Sponsor II LLC	1.6	20.3	8.3
Learneo, Inc.	15.0	15.4	6.3
Total(3)	$60.5	$128.0	52.5%

(1)	CW Opportunity 2 LP is an SPV for which the Class A Membership Interest is solely invested in the Class A Common Shares of CoreWeave, Inc. SuRo Capital is invested in the Class A Common Shares of CoreWeave, Inc. through its investment in the Class A Membership Interest of CW Opportunity 2 LP. SuRo Capital confirmed, as of June 30, 2025, the underlying Class A Common Shares held by CW Opportunity 2 LP were not registered and are therefore subject to certain restrictions on sale or transfer for which SuRo Capital has applied a discount to the closing share price as of the reporting date.
(2)	ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Membership Interest is solely invested in the Convertible Interest Rights of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Interest Rights of OpenAI Global, LLC through its investment in the Class A Membership Interest of ARK Type One Deep Ventures Fund LLC.
(3)	Total may not sum due to rounding.

Second Quarter 2025 Investment Portfolio Activity

During the three months ended June 30, 2025, SuRo Capital made the following investment:

Portfolio Company	Investment	Transaction Date	Amount(1)
Plaid Inc.(2)	Class A Common Shares	4/4/2025	$5.0 million

(1)	Amount invested does not include capitalized costs, origination fees, or prepaid expenses.
(2)	SuRo Capital’s investment in the Class A Common Shares of Plaid Inc. was made through 1789 Capital Nirvana II LP, an SPV in which SuRo Capital is the Sole Limited Partner. SuRo Capital paid a 7% origination fee at the time of investment.

During the three months ended June 30, 2025, SuRo Capital exited and received proceeds from the following investments:

Portfolio Company	Transaction Date	Quantity	Average Net Share Price(1)	Net Proceeds	Realized Gain
CoreWeave, Inc.(2)	Various	222,240	$113.99	$25.3 million	$15.3 million
ServiceTitan, Inc.(3)	Various	151,515	$105.07	$15.9 million	$5.9 million

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of June 20, 2025, SuRo Capital had sold the entirety of its directly held CoreWeave, Inc. public common shares. As of June 30, 2025 SuRo Capital continues to hold the entirety of its interest in CW Opportunity 2 LP.
(3)	As of June 27, 2025, SuRo Capital had sold its entire position in ServiceTitan, Inc. public common shares.

Subsequent to quarter-end through August 6, 2025, SuRo Capital made the following follow-on investment:

Portfolio Company	Investment	Transaction Date	Amount(1)
Supplying Demand, Inc. (d/b/a Liquid Death)	Convertible Note	7/29/2025	$0.3 million

(1)	Amount invested does not include any capitalized costs.

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Second Quarter 2025 Financial Results

	Quarter Ended June 30, 2025		Quarter Ended June 30, 2024
	$ in millions	per share(1)	$ in millions	per share(1)

Net investment loss	$(3.7)	$(0.16)	$(3.7)	$(0.16)

Net realized gain/(loss) on investments	21.2	0.89	(<0.1)	(<0.01)

Net change in unrealized appreciation/(depreciation) of investments	44.8	1.89	(7.0)	(0.30)

Net increase/(decrease) in net assets resulting from operations(2)	62.3	2.63	(10.7)	(0.45)

Repurchase of common stock	-	-	(9.4)	0.20

Stock-based compensation	0.3	(0.10)	0.6	0.03

Increase/(decrease) in net asset value(2)	$62.6	$2.52	$(19.4)	$(0.23)

(1)	Based on basic weighted-average number of shares outstanding for the relevant period.
(2)	Total may not sum due to rounding.

SuRo Capital’s liquid assets were approximately $52.4 million as of June 30, 2025, consisting of cash and directly-held securities of publicly traded portfolio companies.

Weighted-average common basic shares outstanding were approximately 23.7 million and 23.4 million for the quarters ended June 30, 2025 and 2024, respectively. As of June 30, 2025, there were 23,888,107 shares of the Company’s common stock outstanding.

Recent Dividend Declarations and Certain Information Regarding the Dividends

On July 3, 2025, SuRo Capital’s Board of Directors declared a dividend of $0.25 per share paid on July 31, 2025 to the Company’s common stockholders of record as of the close of business on July 21, 2025. The dividend was paid in cash.

The date of declaration and amount of any distributions, including any future distributions, are subject to the sole discretion of SuRo Capital’s Board of Directors.

The aggregate amount of distributions declared and paid by SuRo Capital will be fully taxable to stockholders. The tax character of SuRo Capital’s distributions cannot be finally determined until the close of SuRo Capital’s taxable year (December 31). SuRo Capital will report the actual tax characteristics of each year’s distributions annually to stockholders and the IRS on Form 1099-DIV subsequent to year-end.

Registered stockholders with questions regarding declared dividends may call Equiniti Trust Company, LLC at 800-937-5449.

Conference Call and Webcast

Management will hold a conference call and webcast for investors at 2:00 p.m. PT (5:00 p.m. ET) on August 6, 2025. The conference call access number for U.S. participants is 866 580 3963 and the conference call access number for participants outside the U.S. is +1 786 697 3501. The conference ID number for both access numbers is 0912554 or SuRo Capital. Additionally, interested parties can listen to a live webcast of the call from the “Investor Relations” section of SuRo Capital’s website at www.surocap.com. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on August 13, 2025 by dialing 1 866-583-1035 (U.S.) or +44 (0) 20 3451 9993 (International) and using conference ID number 0912554.

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Forward-Looking Statements

Statements included herein, including statements regarding SuRo Capital’s beliefs, expectations, intentions, or strategies for the future, may constitute “forward-looking statements”. SuRo Capital cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause SuRo Capital’s actual results to differ from management’s current expectations are contained in SuRo Capital’s filings with the Securities and Exchange Commission. SuRo Capital undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this press release.

About SuRo Capital Corp.

SuRo Capital Corp. (Nasdaq: SSSS) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. The fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. Since inception, SuRo Capital has served as the public’s gateway to venture capital, offering unique access to some of the world’s most innovative and sought-after private companies before they become publicly traded. SuRo Capital’s diverse portfolio encompasses high-growth sectors including AI infrastructure, emerging consumer brands, and cutting-edge software solutions for both consumer and enterprise markets, among others. SuRo Capital is headquartered in New York, NY and has an office in San Francisco, CA. Connect with the company on X, LinkedIn, and at www.surocap.com.

Contact

SuRo Capital Corp.

(212) 931-6331

IR@surocap.com

Media Contact

Deborah Kostroun

Zito Partners

SuRoCapitalPR@zitopartners.com

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SURO CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30, 2025 (UNAUDITED)	December 31, 2024 (AUDITED)
ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments (cost of $221,292,617 and $234,601,314, respectively)	$215,044,675	$198,511,915
Non-controlled/affiliate investments (cost of $20,605,400 and $20,605,400, respectively)	8,456,422	9,268,827
Controlled investments (cost of $1,602,940 and $1,602,940, respectively)	20,297,450	1,600,000
Total Investments (cost of $243,500,957 and $256,809,654, respectively)	243,798,547	209,380,742
Cash	49,852,801	20,035,640
Restricted cash	38,741	—
Escrow proceeds receivable	—	45,298
Interest and dividends receivable	104,098	756,022
Deferred financing costs	555,688	526,261
Prepaid expenses and other assets(1)	703,349	855,630
Total Assets	295,053,224	231,599,593
LIABILITIES
6.00% Notes due December 30, 2026(2)	39,354,847	44,198,838
6.50% Convertible Notes due August 14, 2029(3)	34,010,638	29,051,408
Accounts payable and accrued expenses(1)	2,278,144	768,394
Dividends payable	—	8,867
Total Liabilities	75,643,629	74,027,507

Net Assets	$219,409,595	$157,572,086
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 23,888,107 and 23,601,566 issued and outstanding, respectively)	$238,881	$236,016
Paid-in capital in excess of par	226,892,721	226,579,432
Accumulated net investment loss	(11,686,121)	(4,302,192)
Accumulated net realized gain/(loss) on investments, net of distributions	3,769,690	(17,409,097)
Accumulated net unrealized appreciation/(depreciation) of investments	194,424	(47,532,073)
Net Assets	$219,409,595	$157,572,086
Net Asset Value Per Share	$9.18	$6.68

(1)	This balance includes a right of use asset and corresponding operating lease liability, respectively.
(2)	As of June 30, 2025, the 6.00% Notes due December 30, 2026 (the “6.00% Notes due 2026”) (effective interest rate of 6.52%) had a face value $39,667,650. As of December 31, 2024, the 6.00% Notes due 2026 (effective interest rate of 6.48%) had a face value $44,667,400.
(3)	As of June 30, 2025, the 6.50% Convertible Notes due August 14, 2029 (the “6.50% Convertible Notes due 2029”) (effective interest rate of 7.17%) had a face value $35,000,000. As of December 31, 2024, the 6.50% Convertible Notes due 2029 (effective interest rate of 7.06%) had a face value $30,000,000.

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SURO CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
INVESTMENT INCOME
Non-controlled/non-affiliate investments:
Interest income(1)	$167,304	$290,750	$317,951	$532,757
Dividend income	—	—	348,447	21,875
Controlled investments:
Interest income	—	376,667	—	811,667
Interest income from U.S. Treasury bills	—	359,936	—	1,189,145
Total Investment Income	167,304	1,027,353	666,398	2,555,444
OPERATING EXPENSES
Compensation expense	1,571,856	2,198,509	3,239,691	4,383,827
Directors’ fees	175,495	167,825	346,060	338,938
Interest expense	1,275,485	1,214,267	2,535,334	2,428,534
Professional fees	680,857	586,825	1,431,081	1,315,384
Income tax expense	(218,745)	52,794	(215,949)	54,894
Other expenses	404,516	462,758	714,110	912,394
Total Operating Expenses	3,889,464	4,682,978	8,050,327	9,433,971
Net Investment Loss	(3,722,160)	(3,655,625)	(7,383,929)	(6,878,527)
Realized Gain/(Loss) on Investments:
Non-controlled/non-affiliated investments	21,212,611	(22,867)	21,194,660	(507,008)
Non-controlled/affiliate investments	—	—	—	60,067
Controlled investments	—	(6,745)	—	(6,745)
Net Realized Gain/(Loss) on Investments	21,212,611	(29,612)	21,194,660	(453,686)
Realized loss on partial repurchase of 6.00% Notes due December 30, 2026	—	—	(15,873)	—
Change in Unrealized Appreciation/(Depreciation) of Investments:
Non-controlled/non-affiliated investments	35,090,339	(3,481,638)	29,841,454	(19,876,809)
Non-controlled/affiliate investments	(339,693)	(3,485,172)	(812,406)	(5,501,871)
Controlled investments	10,086,973	864	18,697,449	(5,636)
Net Change in Unrealized Appreciation/(Depreciation) of Investments	44,837,619	(6,965,946)	47,726,497	(25,384,316)
Net Change in Net Assets Resulting from Operations	$62,328,070	$(10,651,183)	$61,521,355	$(32,716,529)
Net Change in Net Assets Resulting from Operations per Common Share:
Basic	$2.63	$(0.45)	$2.60	$(1.34)
Diluted(2)	$2.23	$(0.45)	$2.23	$(1.34)
Weighted-Average Common Shares Outstanding
Basic	23,728,095	23,410,235	23,650,399	24,401,863
Diluted(2)	28,244,225	23,410,235	28,113,063	24,401,863

(1)	Includes interest income earned on cash.
(2)	For the three and six months ended June 30, 2024, there were no potentially dilutive securities outstanding

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SURO CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Per Basic Share Data
Net asset value at beginning of period	$6.66	$7.17	$6.68	$7.99
Net investment loss(1)	(0.16)	(0.16)	(0.31)	(0.28)
Net realized gain/(loss) on investments(1)	0.89	<(0.01)	0.90	(0.02)
Realized loss on partial repurchase of 6.00% Notes due December 30, 2026(1)	—	—	<(0.01)	—
Net change in unrealized appreciation/(depreciation) of investments(1)	1.89	(0.30)	2.02	(1.04)
Repurchase of common stock(1)	—	0.20	—	0.23
Stock-based compensation(1)	(0.10)	0.03	(0.11)	0.06
Net asset value at end of period	$9.18	$6.94	$9.18	$6.94
Per share market value at end of period	$8.21	$4.01	$8.21	$4.01
Total return based on market value(2)	65.19%	(11.87)%	39.63%	1.78%
Total return based on net asset value(2)	37.84%	(3.21)%	37.43%	(13.14)%
Shares outstanding at end of period	23,888,107	23,378,002	23,888,107	23,378,002
Ratios/Supplemental Data:
Net assets at end of period	$219,409,595	$162,312,191	$219,409,595	$162,312,191
Average net assets	$160,412,515	$175,240,305	$158,444,298	$188,879,950
Ratio of net operating expenses to average net assets(3)	9.73%	10.75%	10.25%	10.04%
Ratio of net investment loss to average net assets(3)	(9.31)%	(8.39)%	(9.40)%	(7.32)%
Portfolio Turnover Ratio	2.36%	5.72%	3.02%	5.84%

(1)	Based on weighted-average number of shares outstanding for the relevant period.
(2)	Total return based on market value is based upon the change in market price per share between the opening and ending market values per share in the period, adjusted for dividends and equity issuances. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period, adjusted for dividends and equity issuances.
(3)	Financial highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.

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